Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.24AC

SEVENTY-NINTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Seventy-ninth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”).  CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003 (CSG document no. 1926320), and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree to the following as of the Effective Date:

1.

TWC desires to use, and CSG agrees (i) to design, develop and implement a user interface and TWC application integration enhancement for TWC IntelligentHome services for the purpose of enhancing order entry from CSG's Advanced Customer Service Representative ("ACSR®") Order Workflow for TWC's customer service representatives that will include integration with the TWC IntelligentHome serviceability and lead management web services and (ii) to provide hosting services (the "Enhancement").

CSG shall perform the design and development services for the user interface and implementation of the Enhancement pursuant to that certain Statement of Work between CSG and TWC (CSG document no. 2504344) (the "SOW").  In addition, following implementation of the Enhancement and commencing immediately following Acceptance (as defined in the SOW) of such Enhancement by TWC, CSG shall provide Support Services for the Enhancement.  In addition, CSG shall provide up to ************ (**) ***** of support per ***** (the "Support Hours") for the Enhancement (the "Enhancement Support Services") for the Monthly Recurring Support Fees specified in Section 2 below, as follows:

(a)

Enhancement Support Services shall address production issues which shall include operations support and answering functional questions.  In addition, Enhancement Support Services shall include any changes to the Enhancement required in connection with further enhancements, development, new features, new functionality, products, and/or any configuration changes, in each case, requested by TWC.

(b)  Any Enhancement Support Services requested by TWC which CSG anticipates will be too substantial to be performed within TWC’s accrued Support Hours will be submitted to TWC in the form of a quote, with estimated hours and fees, and shall be subject to a separate mutually agreed upon Statement of Work.

Unused Support Hours in any month shall ********** ****** *** ************ ******** ******* and *** ** **** by TWC for Enhancement Support Services during such ******** *******; any Support Hours not used within the respective ******** ******* will not be carried over to any succeeding ******** *******.  Following commencement of the Enhancement Support Services, CSG shall continue to provide such Enhancement Support Services through the earlier of (a) termination or expiration of the Agreement (and any Termination Assistance Period, as defined in the Agreement) or (b) termination of the Enhancement Support Services as set forth below.  TWC may terminate use of the Enhancement upon ****** (**) ****' prior written notice (email shall be sufficient) to CSG and TWC shall have no further obligation for the Monthly Recurring Support Fee following such termination.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.
2.

As a result, Schedule F, "Fees," of the Agreement shall be amended to add the following fees for the Services to be performed in connection with the development, implementation, hosting and support of the order entry enhancement to the TWC IntelligentHome services

Description of Item/Unit of Measure	Frequency	Fee
IntelligentHome Order Entry Enhancement
(a) Implementation Fees (Note 1)	*** ****	*****
(b) Monthly Recurring Support Fees (Note 2)(Note 3)	*******	$*******
(c) Hosting Fee (Note 4)	*******	*****

Note 1: Design, development, and implementation of the Enhancement as set forth in that certain Statement of Work (CSG document no. 2504344) by and between TWC and CSG (the “SOW”).

Note 2: The Monthly Recurring Support Fee is subject to increase pursuant to Section 5.4 of the Agreement, commencing in 2015.

Note 3: CSG shall provide Support Services for the Enhancement; problems shall be reported and resolved, in accordance with the priority levels set forth in Section II. of Schedule H of the Agreement.  Support Services shall commence after Acceptance (as defined in the SOW) of the Enhancement by TWC. Support Services shall include up to ************ (**) ***** ******* for Enhancement Support Services; any unused Support Hours in any month shall ********** ****** *** ************ ******** ******* and *** ** **** by TWC for Enhancement Support Services during such ******** *******; any Support Hours not used within the respective ******** ******* will not be carried over to any succeeding period; any Support Hours Services in excess of TWC’s accrued Support hours shall be set forth in a mutually agreed Statement of Work and shall be provided at TWC's then-current Technical Services fee.

Note 4: CSG will host the Enhancement on the CSG hardware used for the Order Account Audit Tool services and hosting described in that certain Fifty-seventh Amendment executed by the parties, effective as of December 21, 2011 (CSG document no. 2309497) (the "OAAT Amendment"), at ** ********** Monthly Hosting Fees; provided, however, that in the event, TWC discontinues use of such OAAT Amendment services and hosting, CSG’s hosting of the Enhancement shall be subject to the parties mutually agreeing in writing to reasonable Monthly Hosting Fees for such hosting services. In the event CSG and TWC are unable to mutually agree upon a Monthly Hosting Fee within ****** (**) **** of TWC’s discontinuance of the Contract Management System services and hosting, CSG may discontinue its provision of the hosting services for the Enhancement upon ****** (**) **** prior written notice to TWC.

3.

For avoidance of doubt, Participating Affiliates may use the Enhancement without incurring any additional fees hereunder, without any requirement that such Enhancement be set forth in any such Participating Affiliate’s Affiliate Addendum.  In addition to TWC’s termination rights set forth above and in Article 6 of the Agreement, TWC shall also have the right to terminate any Participating Affiliate’s use of the Enhancement, if applicable, for convenience, without notice to CSG.

THIS AMENDMENT is executed as of the day and year last signed below (the Effective Date").

	time warner cable inc. (“TWC”)		CSG SYSTEMS, INC. (“CSG”)
By:	/s/ Sully McConnell	By:	/s/ Joseph T Ruble
Name:	Sully McConnell	Name:	Joseph T. Ruble
Title:	Vice President	Title:	EVP, CAO & General Counsel
Date:	March 11, 2014	Date:	17 March 2014